Cooperative Refining, LLC
                             REVISED DIVISION ORDER



Analyst: JKK

Lease Name: FELTS                            Date: May 4, 2000
Lease Number: 03790
Effective Date: May 1, 2000



The undersigned and each of them certifies they are the legal owner of the interest set out below of all the oil and related liquid hydrocarbons produced from the property legally described as:

Lot Six; and the North three fourths (N 3/4) of Lot Seven lying East of the river, less railroad right-of-way; the North three fourths (N 3/4) of the Northwest Quarter of the Southeast Quarter (MW/4 SE/4) lying west of Highway 169, except railroad right-of-way; all in Section 30, Township 34 South, Range 17 East in Montgomery County, Kansas

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     Credit To                               Interest/Type
--------------------------------------------------------------------------------
Scope Operating Company                           .8750000 WI

(Interest previously credited to: J.E. Block, Owner #09042, Dwaine E. Cales, Owner #22780, Dale A. Oglesby, Owner #62900 and Potato Creek LLC, Owner # 20848)





                              CONTINUED ON REVERSE

THIS AGREEMENT DOES NOT AMEND ANY LEASE OR OPERATING AGREEMENT BETWEEN THE INTEREST OWNERS AND THE LESSEE OR OPERATOR OR ANY OTHER CONTRACTS FOR THE PURCHASE OF OIL OR GAS.

THE FOLLOWING PROVISIONS APPLY TO EACH INTEREST OWNER WHO EXECUTES THIS
AGREEMENT:

FIRST: Said oil shall become the property of payor upon the delivery thereof to payor or to any carrier, pipeline, person, firm or coporation designated by payor to receive said oil.

SECOND: The oil purchased and received hereunder shall be delivered f.o.b. to any carrier, pipeline, tanks or other facilities desginated by payor which gathers and received said oil, and payor agrees to pay for such oil to the respective owners according to the division of interest herein specified at the price posted by Cooperative Refining, LLC for oil of the same grade, gravity and quality from the field or area in which the aforedescribed lease or premises is located on the date said oil is received by payor, less any tax payor may be required to pay and less applicable trucking or pipeline gathering charges in accordance with arrangements made with the operator.

THIRD: From the effective date, payment is to be made monthly by payor's check, based on this division of interest, for oil run during the preceding calendar month fromthe property listed above, less taxes required by law to be deducted and remitted by payor as purchaser. Payments of less than $25 will be made semi-annually.

FOURTH: If a suit is filed that affects the interest of the owner, written notice shall be given to payor by the owner together with a copy of the complaint or petition filed. In the event of a claim or dispute that affects title to the division of interest credited herein, payor is authorized to withhold payments accruing to such interest, without interest unless otherwise required by applicable statute, until the claim or dispute is settled.

FIFTH: The owner agrees to notify payor in writing of any change in the division of interest, including changes of interest contingent on payment of money or expiration of time. No change of interest is binding on the payor until the recorded copy of the instrument of change or documents satisfactorily evidencing such change are furnished to payor at the time the change occurs. Any change of interest shall be made effective on the first day of the month following receipt of such notice by payor. In addition to the legal rights provided by the terms and provisions of this division order, an owner may have certain statutory rights under the laws of this state.

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Witness:                                   Signature:

                                           Scope Operating Company
--------------------------------------     -------------------------------------
                    S. Jeff Johnson        By: S. Jeff Johnson
--------------------------------------     -------------------------------------
(Corporations please attest and seal.)     Title: President
                                           -------------------------------------

OWNER'S PAYMENT ADDRESS:                   -------------------------------------
 808 S. College, Suite 300
-------------------------------------      -------------------------------------
 McKinney, TX 75069
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OWNER'S CORRESPONDENCE ADDRESS:            OWNER'S SOCIAL SECURITY OR TAX ID#:
 808 S. College, Suite 300                        75-2468175
-------------------------------------       ------------------------------------
 McKinney, TX 75069
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-------------------------------------       Mail to:
                                            COOPERATIVE REFINING, LLC
OWNER'S TELEPHONE NUMBER:                   ATTN: TITLE DEPARTMENT
 972-529-1155                                          P.O. BOX 1404
-------------------------------------       MCPHERSON, KS 67460

Failure to furnish your Social Security/Tax Identification Number will result in 31 percent withholding tax in accordance with federal law, and any tax withheld will not be refundable by payor.